                                                                    Exhibit 10.2

                           CONSENT AND AMENDMENT No. 2

         CONSENT AND AMENDMENT No. 2 (this "Consent and Amendment") dated as of
May 26, 2004 among FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the
"Borrower"), FINLAY ENTERPRISES, INC., a Delaware corporation (the "Parent"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL
ELECTRIC CAPITAL CORPORATION, as agent (the "Agent"), for the Lenders.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Parent, the Borrower, the Lenders and the Agent are
parties to a Second Amended and Restated Credit Agreement dated as of January
22, 2003 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

         WHEREAS, the Borrower intends to issue $200,000,000 of certain senior notes (the "Senior Notes (2012)") and to use the cash proceeds thereof to (i)
repurchase outstanding Senior Notes, (ii) pay dividends to the Parent to allow
Parent to repurchase a portion of the outstanding Senior Debentures, (iii) pay certain amounts, not to exceed $37,000,000, owing by the Borrower to the Parent under the Tax Allocation Agreement, which such amounts shall be used by the
Parent solely to repurchase Senior Debentures, and (iv) with respect to the foregoing clauses (i), (ii) and (iii), to pay, and to fund the payment by the
Parent of, certain call premiums, consent fees and other expenses due with respect thereto (collectively, the "Financing Transactions"); and

         WHEREAS, the parties hereto have agreed to the consents and amendments to the Credit Agreement set forth herein subject to the terms and conditions contained herein in order to, among other things, permit the transactions described above;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

         2. Consent. Notwithstanding anything else in the Credit Agreement to the contrary, the undersigned Agent and Lenders hereby consent to (a) the issuance by the Borrower of the Senior Notes (2012); provided, that the Net Cash
Proceeds of such Senior Notes (2012) are used to fund the Financing
Transactions, (b) the repurchase by the Borrower of outstanding Senior Notes with the Net Cash Proceeds of the Senior Notes (2012) and/or Revolving Advances
(including the payment of certain call premiums, consent fees and other expenses due in connection therewith), (c) the payment by the Borrower of (i) dividends to the Parent to allow the Parent to repurchase a portion of the outstanding
Senior Debentures (including the payment of certain call premiums, consent fees and other expenses due in connection therewith) and (ii) up to $37,000,000 to
Parent as repayment of certain amounts owing by the Borrower to Parent under the
Tax Allocation Agreement, provided, that the Parent shall use such amounts repaid by the Borrower solely to repurchase Senior Debentures (including the payment of certain call premiums, consent fees and other expenses due in connection therewith), (d) the due execution and delivery by (i) the Borrower
(with the consent of the holders of the Senior Notes) of the Second Supplemental
Indenture to the Senior Note Indenture, dated as of June 3, 2004, between the
Borrower and HSBC Bank USA

                                       10

(formerly known as Marine Midland Bank), as trustee, substantially in the form of Exhibit A attached hereto, and (ii) the Parent (with the consent of the holders of the Senior Debentures) of the Second Supplemental Indenture to the
Senior Debenture Indenture, dated as of June 3, 2004 between the Parent and HSBC
Bank USA (formerly known as Marine Midland Bank), as trustee, substantially in the form of Exhibit B attached hereto, and (e) the execution and delivery by the
Parent, the Borrower and eFinlay of an amendment to the Gold Consignment
Agreement (and any ancillary documents thereto) in respect of the Financing
Transactions. If the Senior Notes (2012) have not been issued on or prior to
June 25, 2004, this Consent and Amendment shall expire and the provisions of this Section 2 shall be of no further force and effect.

         3. Amendment to Credit Agreement.

              (a) Amendments to Section 1.1 of the Credit Agreement.

                   (i) As of the Effective Date (as defined herein), Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in their appropriate alphabetical order:

              "Amendment No. 2" shall mean the Consent and Amendment No. 2 to the Credit Agreement dated May 26, 2004 entered into among the Parent, the Borrower, the Agent and the Lenders party thereto.

              "Amendment No. 2 Effective Date" shall mean June 3, 2004, the
         Effective Date as defined in Amendment No. 2.

              "Remaining Senior Debentures" shall mean the Senior Debentures that have not been repurchased by the Parent as of the Amendment No. 2
         Effective Date.

              "Remaining Senior Notes (2008)" shall mean the Senior Notes that have not been repurchased by the Borrower as of the Amendment No. 2
         Effective Date.

              "Senior Note (2012) Indenture" shall mean the indenture dated as of June 3, 2004 between the Borrower and HSBC Bank USA, as trustee under which the Senior Notes (2012) were issued.

              "Senior Notes (2012)" shall mean the Borrower's 8.375% Senior
         Notes due 2012 in the original principal amount of $200,000,000 and any notes that may subsequently be issued in exchange therefor that are substantially identical in all material respects (other than with respect to any transfer restrictions).

                   (ii) As of the Effective Date, the definition of "Additional
Repurchase Amount" is hereby amended by deleting the phrase "Senior Debentures and Senior Notes" in the fourth line thereof and replacing it in its entirety with the phrase "Senior Notes (2012), Senior Debentures, Senior Notes, Remaining
Senior Debentures and Remaining Senior Notes (2008)".

                   (iii) As of the Effective Date, the definition of "Change of
Control" is hereby amended and restated in its entirety to read as follows:

              "'Change of Control' shall mean a "Change of Control" as such term is defined in the Senior Note (2012) Indenture (as in effect on the
         Amendment No. 2 Effective Date)."

                                        2

                   (iv) As of the Effective Date, the definition of "EBITDA" is hereby amended by deleting the existing clause (iv) of such definition in its entirety and replacing it with the following new clause (iv):

                  "(iv) any losses or gains resulting from the repurchase,
         acquisition or redemption of Senior Notes (2012), Senior Debentures,
         Senior Notes, Remaining Senior Debentures or Remaining Senior Notes
         (2008)."

              (b) As of the Effective Date, Section 2.6(f) of the Credit
Agreement is hereby amended by deleting the grid contained therein in its entirety and replacing it with the following grid:

                     "IF LEVERAGE                               APPLICABLE            APPLICABLE
                       RATIO IS                                INDEX MARGIN        EURODOLLAR MARGIN

                            (greater than or equal to)  3.50      1.00%                 2.00%
      (less than) 3.50  but (greater than or equal to)  3.00      0.75%                 1.75%
      (less than) 3.00  but (greater than or equal to)  2.25      0.50%                 1.50%
      (less than) 2.25  but (greater than or equal to)  1.50      0.25%                 1.25%
      (less than) 1.50                                            0.00%                 1.00%"

              (c) As of the Effective Date, Section 7 of the Credit Agreement is
hereby amended by (i) deleting the term "Senior Notes" in the fourth line of clause (b) and replacing it in its entirety with the phrase "Senior Notes (2012)
or Remaining Senior Notes (2008)" and (ii) inserting the following new clause
(c) immediately after clause (b) to read in its entirety as follows:

              "(c) Solely on the Amendment No. 2 Effective Date, proceeds of
         Revolving Advances may be used to repurchase Senior Notes to the extent such repurchases are permitted hereunder."

              (d) As of the Effective Date, Section 8.17(a) of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

              "(a) Leverage Ratio. The Parent shall maintain, or cause to be maintained, a Leverage Ratio, as of the end of each period of four consecutive quarters of the Parent ending on or about the dates set forth below, of not more than the ratio set forth below opposite such date:

                    Four Fiscal Quarters
                    Ending On or About          Ratio
                    -----------------           -----
                    April 30, 2004              4.00
                    July 31, 2004               4.00
                    October 31, 2004            4.00
                    January 31, 2005            3.00
                    April 30, 2005              3.70
                    July 31, 2005               3.70
                    October 31, 2005            3.70

                                        3

                    January 31, 2006            2.80
                    April 30, 2006              3.50
                    July 31, 2006               3.50
                    October 31, 2006            3.50
                    January 31, 2007            2.60
                    April 30, 2007              3.50
                    July 31, 2007               3.50
                    October 31, 2007            3.50 "

              (e) As of the Effective Date, Section 8.17(c) of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

              "(c) EBITDA. The Parent shall maintain, or cause to be maintained,
EBITDA for each period of four consecutive fiscal quarters of the Parent ending on or about the dates set forth below of not less than the amount set forth below opposite such date:

                   Four Fiscal Quarters
                   Ending On or About                   Amount
                   -----------------                    ------
                   April 30, 2004                    $71,000,000
                   July 31, 2004                     $68,000,000
                   October 31, 2004                  $67,000,000
                   January 31, 2005                  $67,000,000
                   April 30, 2005                    $68,000,000
                   July 31, 2005                     $68,000,000
                   October 31, 2005                  $68,000,000
                   January 31, 2006                  $72,000,000
                   April 30, 2006                    $73,000,000
                   July 31, 2006                     $73,000,000
                   October 31, 2006                  $74,000,000
                   January 31, 2007                  $77,000,000
                   April 30, 2007                    $78,000,000
                   July 31, 2007                     $78,000,000
                   October 31, 2007                  $78,000,000"

                                        4

              (f) As of the Effective Date, sub-clause (e) of Section 9.2 of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "(e) Liens in favor of HSBC Bank USA (formerly known as Marine
         Midland Bank) pursuant to the Security and Pledge Agreement solely to the extent such Liens secure the Remaining Senior Debentures, if any;"

              (g) As of the Effective Date, Section 9.3 of the Credit Agreement
is hereby amended as follows:

                   (i) Sub-clause (b) of such Section 9.3 is hereby amended and restated in its entirety to read as follows:

                        "(b) unsecured Current Liabilities incurred in the
              ordinary course of business other than unsecured Current
              Liabilities for Indebtedness for Borrowed Money;"

                   (ii) Sub-clause (e) of such Section 9.3 is hereby amended by deleting in its entirety the phrase "[Intentionally Omitted]" in the existing sub-clause (e) thereof and replacing it with the following new sub-clause (e):

                   "(e) Indebtedness of the Borrower evidenced by the Senior
              Notes (2012);"

                   (iii) Sub-clause (h) of such Section 9.3 is hereby amended and restated in its entirety to read as follows:

                   "(h) Indebtedness of the Borrower evidenced by the Remaining
              Senior Notes (2008) in an amount not to exceed $10,000,000 in the aggregate;"

                   (iv) Sub-clause (i) of such Section 9.3 is hereby amended and restated in its entirety to read as follows:

                           "(i) Indebtedness of the Parent evidenced by the
                  Remaining Senior Debentures in an amount not to exceed
                  $20,000,000 in the aggregate;"

              (h) As of the Effective Date, Section 9.6(a)(v) of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

                   "(v) the Borrower may pay dividends to the Parent to make
         principal or interest payments on, or to repurchase, acquire or redeem
         Remaining Senior Debentures, in each case as permitted by Section
         9.6(b) hereof; provided, that immediately after giving effect to any such repurchase, acquisition or redemption of Remaining Senior
         Debentures, the Borrower shall have the ability to draw an additional
         Revolving Advance in the amount of at least $15,000,000; and"

              (i) As of the Effective Date, Section 9.6(a)(vii) of the Credit
Agreement is hereby amended by deleting the phrase "Senior Debentures and Senior
Notes" in the fourth line thereof in its entirety and replacing it with the phrase "Senior Notes (2012), Senior Debentures, Senior Notes, Remaining Senior
Debentures or Remaining Senior Notes (2008)"

                                        5

              (j) As of the Effective Date, Section 9.6(b) of the Credit
Agreement is hereby amended by deleting in the fifth and sixth lines thereof the phrase "the Senior Notes and the Senior Debentures, respectively" in its entirety and replacing it with the phrase "the Senior Notes (2012), the
Remaining Senior Notes (2008) and the Remaining Senior Debentures, as the case may be".

              (k) As of the Effective Date, Section 9.6(b)(ii) of the Credit
Agreement is hereby amended by deleting subsection (ii) in its entirety and replacing it with the following new subsection (ii):

                   "(ii) the Borrower may, from time to time, repurchase,
         acquire or redeem Remaining Senior Notes (2008) or Senior Notes (2012);
         provided, that such Remaining Senior Notes (2008) or Senior Notes
         (2012), as the case may be, are repurchased at prices deemed favorable by the Borrower's board of directors; provided, further, solely with respect to the Senior Notes (2012), that the amount of such Senior
         Notes (2012) repurchased under this clause (ii) shall not exceed
         $25,000,000 plus the Additional Repurchase Amount in the aggregate;"

              (l) As of the Effective Date, Section 9.6(b)(iii) of the Credit
Agreement is hereby amended by deleting subsection (iii) in its entirety and replacing it with the following new subsection (iii):

                   "(iii) the Parent may, from time to time, repurchase, acquire or redeem Remaining Senior Debentures; provided, that such Remaining
         Senior Debentures are repurchased at prices deemed favorable by the
         Parent's board of directors; and"

              (m) As of the Effective Date, Section 9.12(a) of the Credit
Agreement is hereby amended by inserting the phrase "the Senior Note (2012)
Indenture or any Senior Note (2012), " immediately after the phrase "any term, provision or condition of" in the second line thereof.

              (n) As of the Effective Date, Section 9.15 of the Credit Agreement
is hereby amended by inserting the phrase "and the Senior Note (2012) Indenture"
immediately after the end of the parenthetical in the fifth line thereof and immediately before the beginning of clause (a) of such Section 9.15.

              (o) As of the Effective Date, Section 9.21 of the Credit Agreement
is hereby amended and restated in its entirety to read as follows:

                   "ss. 9.21. INDENTURE GUARANTEES. Other than as set forth on
         Schedule 9.21 hereto, engage in any transaction (or series of related transactions) which would cause any Subsidiary of the Parent to be obligated to guarantee the obligations of the Borrower under the Senior
         Notes (2012)."

              (p) As of the Effective Date, Section 11.1(c) of the Credit
Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following sentence:

                   "The capital stock of the Borrower and its Subsidiaries is owned free and clear of all Liens, except (i) Liens in favor of the
         Agent for the benefit of the Lenders and (ii) with respect to the capital stock of the Borrower, Liens in favor of the trustee under the
         Senior Debenture Indenture solely to extent such Liens secure the
         Remaining Senior Debentures."

                                       6

              (q) As of the Effective Date, Section 11.14 of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

                   "ss. 11.14 REMAINING SENIOR DEBENTURE COLLATERAL. The Liens
         in favor of the trustee for the holders of the Remaining Senior
         Debentures if any, secure only the obligations of the Parent under or with respect to the Remaining Senior Debentures."

         4. Representations and Warranties. Each of the Parent and the Borrower
represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Consent and Amendment):

              (a) Each of the Parent and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Consent and
Amendment.

              (b) This Consent and Amendment has been duly executed and
delivered by the Parent and the Borrower and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary party hereto. This
Consent and Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Borrower, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

              (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Consent and Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, license, approval or authorization would not result in a Material Adverse
Effect.

              (d) After giving effect to this Consent and Amendment, each of the
Borrower and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan
Documents.

              (e) After giving effect to this Consent and Amendment, no event has occurred and is continuing which constitutes a Default or an Event of
Default.

              (f) All representations and warranties contained in the Credit
Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

         5. Effective Date. (a) The consents to the Credit Agreement contained in Section 2 above shall become effective on the date (i) this Consent and
Amendment has been duly executed and delivered by the Borrower, the Parent, the
Agent and the Majority Lenders and (ii) the acknowledgement attached hereto has been executed and delivered by each of the Subsidiaries party hereto.

              (b) The amendments to the Credit Agreement contained herein shall become effective as of June 3, 2004 (the "Effective Date") only if at such time
(i) the conditions set forth in the preceding clause (a) have been satisfied,
(ii) all of the conditions set forth in (x) the Offer to

                                        7

Purchase and Consent Solicitation Statement, dated as of May 7, 2004, relating to the Senior Debentures (other than the Bank Consent Condition as defined therein) and (y) the Offer to Purchase and Consent Solicitation Statement, dated as of May 7, 2004, relating to the Senior Notes (other than the Bank Consent
Condition as defined therein) shall have been satisfied, and (iii) the Agent shall have received (x) a copy of that certain opinion of Blank Rome LLP, counsel to the Credit Parties, dated as of the date hereof and addressed to
Credit Suisse First Boston (the "Blank Rome Opinion"), and (y) a reliance letter from Blank Rome LLP addressed to the Agent and the Lenders consenting to the reliance by the Agent and the Lenders on the opinions set forth in the Blank
Rome Opinion.

         6. Tax Allocation Agreement. The Majority Lenders hereby consent to the termination by the Parent and the Borrower of the Tax Allocation Agreement
pursuant to the terms contained therein upon the satisfaction of all liabilities thereunder.

         7. Expenses. The Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Consent and Amendment.

         8. Continued Effectiveness. The term "Agreement", "hereof", "herein"
and similar terms as used in the Credit Agreement, and references in the other
Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Consent and
Amendment. Each of the Borrower and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan
Documents are hereby ratified and confirmed in all respects.

         9. Counterparts. This Consent and Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Consent and Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this
Consent and Amendment.

         10. Governing Law. This Consent and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                                      * * *

                                        8

         IN WITNESS WHEREOF the parties hereto have caused this Consent and
Amendment to be duly executed by their respective officers as of the date first written above.

                            FINLAY FINE JEWELRY CORPORATION

                            By: /s/ Bruce E. Zurlnick
                               -----------------------------------
                                Name:  Bruce E. Zurlnick
                                Title: Senior Vice President,
                                Treasurer and CFO

                            FINLAY ENTERPRISES, INC.

                            By: /s/ Bruce E. Zurlnick
                               -----------------------------------
                                Name:  Bruce E. Zurlnick
                                Title: Senior Vice President,
                                Treasurer and CFO

                            GENERAL ELECTRIC CAPITAL CORPORATION,
                            Individually and as Agent

                            By: /s/ Charles Chiodo
                               -----------------------------------
                                Name:  Charles Chiodo
                                Title: Duly Authorized Signatory

                           FLEET PRECIOUS METALS INC.

                           By: /s/ Frederick W. Reinhardt
                               -----------------------------------
                               Name:  Fredrick W. Reinhardt
                               Title: Senior Vice President

                           By:/s/ Phyllis E. Casey
                               -----------------------------------
                              Name:  Phyllis E. Casey
                              Title: Vice President

                 Signature Pages to Consent and Amendment No. 2

                           ABN AMRO BANK N.V.

                           By:
                               -----------------------------------
                               Name:
                               Title:

                           BANK LEUMI USA

                           By: /s/ David Selove
                               -----------------------------------
                               Name:  David Selove
                               Title: Vice President

                           By: /s/ Jeffrey E. Pfeffer
                               -----------------------------------
                               Name:  Jeffrey E. Pfeffer
                               Title: Senior Vice President

                           JPMORGAN CHASE BANK

                           By: /s/ Irene B. Spector
                               -----------------------------------
                               Name:  Irene B. Spector
                               Title: Vice President

                           WELLS FARGO FOOTHILL, LLC

                           By: /s/ Lan Wong
                               -----------------------------------
                               Name:  Lan Wong
                               Title: Vice President

                 Signature Pages to Consent and Amendment No. 2

Each of the Guarantors, by signing below, confirms in favor of the Agent and the
Lenders that it consents to the terms and conditions of the foregoing Consent and Amendment No. 2 to the Second Amended and Restated Credit Agreement and
agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.

FINLAY JEWELRY, INC.

By: /s/ Bruce E. Zurlnick
    --------------------------------------------
    Name:  Bruce E. Zurlnick
    Title: Senior Vice President,
           Treasurer and CFO

FINLAY MERCHANDISING & BUYING, INC.

By: /s/ Bruce E. Zurlnick
    --------------------------------------------
    Name:  Bruce E. Zurlnick
    Title: Senior Vice President,
           Treasurer and CFO

eFINLAY, INC.

By: /s/ Bruce E. Zurlnick
    --------------------------------------------
    Name:  Bruce E. Zurlnick
    Title: Senior Vice President,
           Treasurer and CFO

                 Signature Pages to Consent and Amendment No. 2